                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 24, 2001

                          EDUCATION LOANS INCORPORATED
                          ----------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    333-85963                91-1819974
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)

105 First Avenue Southwest, Aberdeen, South Dakota                 57401
     (Address of principal executive offices)                    (Zip Code)

  Registrant's telephone number, including area code:    (605) 622-4400

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.

           Not Applicable.


Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.


Item 3.    Bankruptcy or Receivership.

           Not Applicable.


Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.


Item 5.    Other Events.

           Pursuant to the Servicing and Administration Agreement, dated as of December 1, 1999 (the "Agreement"), among Education Loans Incorporated, as Issuer (the "Issuer"), Student Loan Finance Corporation, as Servicer and Administrator (the "Servicer"), and U.S. Bank National Association, as Trustee (the "Trustee"), the Servicer delivered to the Trustee the statement required by Section 5.23 of the Indenture and Section 21 of the Agreement, which statement is being filed as Exhibit 99.1 to this Form 8-K, and based thereon the Trustee is required to make distributions to the holders of the Issuer's Student Loan Asset-Backed Notes, Series 1999-1 and Series 2000-1.


Item 6.    Resignation of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits

           The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.


           Exhibit No.                  Description

           99.1 Servicing Report, dated June 30, 2001, delivered to the Trustee.


Item 8.    Change in Fiscal Year.

           Not Applicable.


Item 9.    Sales of Equity Securities Pursuant to Regulation S.

           Not Applicable.


Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


Date:  July 24, 2001

                                       EDUCATION LOANS INCORPORATED


                                       By  /s/  A. Norgrin Sanderson
                                           -------------------------------------
                                           A. Norgrin Sanderson
                                           President

                                  EXHIBIT INDEX

Exhibit           Description of Exhibit
-------           ----------------------

   99.1 Servicing Report, dated June 30, 2001, delivered to the Trustee.